DEBT	12 Months Ended
Dec. 31, 2025
Debt Disclosure [Abstract]
DEBT

NOTE 11 – DEBT

Convertible Notes

The Company uses the Black-Scholes Model to calculate the derivative value of its convertible debt and certain promissory notes. The valuation result generated by this pricing model is necessarily driven by the value of the underlying common stock incorporated into the model. The values of the common stock used were based on the price at the date of issue of the debt security as of December 31, 2025 and 2024. In 2023 management determined the expected volatility of 106.90%, a risk-free rate of interest of 5.48%, and contractual lives of the debt of three months. In 2022 management determined the expected volatility of 140.30%, a risk-free rate of interest of 4.73%, and contractual lives of the debt of three months. Management made the determination to use an expected life rather than contractual life for the calculations for the matured debt as of December 31, 2024 and 2023.

As of December 31, 2025 and, 2024, there was $181,000 and $0 of certain promissory notes principal outstanding (with variable conversion features embedded in the notes on maturity). During the year ended December 31, 2025 and 2024, $0 and $0 of the debt discount was amortized.

The summary of promissory notes are:

	2025	2024
Principal Outstanding	$208,150	$166,650
Less: unamortized debt discount	(27,150)	(45,725)
Promissory notes, net	$181,000	$120,925

During the years ended December 31, 2025 and 2024, change in fair value of the derivative liability was $(258,864) and $(45,268), respectively. The following is a summary of the derivative liability:

Derivative Liability
Balances at December 31, 2024	$(57,235)
Loss on issuance of debt	–
Issuance of convertible note - 1800 Diagonal Lending	–
Change in fair value	(258,864)
EMA settlement	–
Balances at December 31, 2025	$(316,099)

Notes Payable

On September 5, 2025 the Company entered into a promissory note for a principal of $65,550, which was funded on September 10, 2025. The note bears interest at a rate of 15% per annum and matures after nine months.

On November 24, 2025, the Company entered into a promissory note for a principal of $65,550, which was funded on November 26,2025. The note bears interest at a rate of 15% per annum and matures after nine months.

On December 3, 2025, the Company entered into a promissory note for a principal of $77,050, which was funded on December 4,2025. The note bears interest at a rate of 15% per annum and matures after nine months.

Loans Payable

The Company’s RI and WS subsidiaries have various loans including Small Business Association (“SBA”) Economic Injury Disaster Loan (“EIDL”) loans, lines of credit and other advances. The loans bear interest with varying rates up to 9.25% per annum. The following is a summary of the loans payable at December 31, 2025 and 2024:

	December 31,
	2025	2024
RI - line of credit	$71,285	$153,358
RI - Short-term loans	32,402	46,544
WS - line of credit	163,661	218,616
WS - Short-term loans	91,600	151,970
OPT – Optilan Communications & Security Ltd	857	1,042
Optlian India – Director loans	3,875	–
Loans payable, current	$359,805	$571,530

RI - SBA EIDL	$102,597	$102,597
RI - long-term loans	55,506	63,532
WS - SBA EIDL	26,307	26,307
WS - long-term loans	97,006	97,532
Loans payable, non-current	$281,416	$291,967

Certain of the Company’s subsidiary debt arrangements are guaranteed by former shareholders of the acquired entity. The Company has not assumed these guarantees and has no legal obligation related to such guarantees.